Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of A. H. Belo Corporation (the “Company”) on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert W. Decherd,  Chairman of the Board, President and Chief Executive Officer of the Company, and Katy Murray, Executive Vice President/Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert W. Decherd
Robert W. Decherd
Chairman of the Board, President and Chief Executive Officer

Date:	March 10, 2021

By:	/s/ Katy Murray
Katy Murray
Executive Vice President and Chief Financial Officer

Date:	March 10, 2021